UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2008 (March 18, 2008)

MID-AMERICA APARTMENT COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

TENNESSEE	1-12762	62-1543819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6584 Poplar Avenue, Suite 300
Memphis, Tennessee	38138
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (901) 682-6600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment or Certain Officers; Compensatory Arrangements of Certain Officers

On March 18, 2008, the Compensation Committee, or Committee, of the registrant’s Board of Directors held a regularly scheduled meeting at which they evaluated the results of the 2007 Executive Annual Bonus Plan, or the 2007 Plan, for executive officers.  Details of the 2007 Plan were filed on Form 8-K by the registrant on March 23, 2007. The 2007 Plan included objectives for both growth of funds from operations, or FFO, per diluted share/unit and individual goals.  As the 2007 Plan allowed, the Committee applied a 10% discretionary modifier to the bonus calculation as growth of FFO per diluted share/unit for 2007 was 10% above the top of the sliding scale established for the 2007 Plan. Following the modifier, the final bonuses awarded by the Committee in compliance with the 2007 Plan were cash awards of $862,554 for H. Eric Bolton, Jr. and $562,496 for Simon R.C. Wadsworth.

Upon their promotions to Executive Vice Presidents in early 2008, Albert M. Campbell, III, Thomas L. Grimes, Jr., and James Andrew Taylor met the requirements to begin being identified as named executive officers in compliance with the applicable provisions of the Exchange Act.   As a result, the Committee took over responsibility for reviewing, evaluating and setting their compensation packages effective with their 2008 compensation.

On March 18, 2008, the Committee awarded 2008 base salaries as follows:

2008 Salary
H. Eric Bolton, Jr.	$ 407,753
Simon R.C. Wadsworth	$ 265,907
Thomas L. Grimes, Jr.	$ 170,441
Albert M. Campbell, III	$ 159,640
James Andrew Taylor	$ 150,000

On March 28, 2008, the Committee also adopted an annual bonus plan for 2008, the 2008 Plan, for executive officers.

The 2008 Plan determines a bonus opportunity of up to 200% of 2008 base salary for Messrs. Bolton and Wadsworth and up to 100% of 2008 base salary for Messrs. Grimes, Campbell and Taylor, with a modifier that can be applied by the Committee at its discretion, allowing the bonus amount awarded to be lowered or raised by up to 25%. The bonus opportunity is calculated as a percent of salary based on a sliding scale of year-over-year FFO per diluted share/unit growth, achievement of individual goals as approved by the Committee, and, in the case of Messrs. Grimes and Taylor, same store GOI growth. The weight of each of the performance factors varies by person in the plan. In determining FFO growth, the Committee has the ability to factor in any material and non-recurring events that may occur that impact the registrant’s FFO performance.

A copy of the 2008 Plan is set forth on Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01                                Financial Statements and Exhibits

           (c)           Exhibits

Exhibit Number	Description
10.1	2008 Executive Annual Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.
Date: March 24, 2008	/s/Simon R.C. Wadsworth
Simon R.C. Wadsworth
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)